UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 26, 2024

HANCOCK PARK CORPORATE INCOME, INC.
(Exact name of Registrant as specified in its charter)

Maryland	814-01185	81-0850535
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 S. Wacker Drive, Suite 2500 Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 734-2000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 1.02.    Termination of a Material Definitive Agreement.

Second Amended and Restated Expense Support and Conditional Reimbursement Agreement

On November 26, 2024, Hancock Park Corporate Income, Inc., a Maryland corporation (the “Company”) and OFS Capital Management, LLC, a Delaware limited liability company and the investment adviser of the Company (“OFS Adviser”) entered into an agreement (the “Termination Agreement”) to terminate the Second Amended and Restated Expense Support and Conditional Reimbursement Agreement dated as of February 2, 2022 (the “Second A&R ESA”) between the Company and OFS Adviser, whereby the Adviser made Expense Support Payments (as defined in the Second A&R ESA), and the Company made Reimbursement Payments (as defined in the Second A&R ESA). Pursuant to the terms of the Second A&R ESA, either party may terminate its participation in the Second A&R at any time, with or without notice. Pursuant to the Termination Agreement, the Company and OFS Adviser agreed to terminate the Second A&R ESA, as of January 1, 2025.

On November 26, 2024, a majority of the directors who are independent directors of the Company and who are not “interested persons” of the Company, as that term is defined in the Investment Company Act of 1940, as amended, approved the Termination Agreement in a vote in which only such directors participated. The foregoing description of the Termination Agreement is subject to and qualified in its entirety by reference to the full text of the Termination Agreement, a copy of which is filed as Exhibit 10.1, and the terms of which are incorporated herein by reference.

Item 2.02.    Results of Operations and Financial Condition.

On November 26, 2024, the Company’s Board of Directors, declared a distribution of $0.0846 per common share, payable on December 5, 2024 to stockholders of record on November 26, 2024. The distribution represents an 9.0% annualized distribution yield based on the Company’s common stock offering price as of November 27, 2024.

Beginning in January 2025, the Company’s Board of Directors intends to declare future monthly distributions, which will be paid on a quarterly basis.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K may contain forward-looking statements within the meaning of applicable securities laws. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Forward-looking statements can be identified by terminology such as “anticipate,” “believe,” “could,” “could increase the likelihood,” “estimate,” “expect,” “intend,” “is planned,” “may,” “should,” “will,” “will enable,” “would be expected,” “look forward,” “may provide,” “would” or similar terms, variations of such terms or the negative of those terms. Such forward-looking statements involve known and unknown risks, uncertainties and other factors including those risks, uncertainties and factors referred to in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission under the section “Risk Factors,” as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. As a result of such risks, uncertainties and factors, the Company’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. The Company is providing the information in this Current Report on Form 8-K as of this date and assumes no obligations to update the information included herein or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibit.

Exhibit No.	Description
10.1	Termination Agreement between OFS Capital Management, LLC and Hancock Park Corporate Income, Inc. dated November 26, 2024.
*****

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hancock Park Corporate Income, Inc.
Date: November 29, 2024	By:	/s/ Bilal Rashid
Chief Executive Officer